Filed Pursuant to Rule 497(e)

Registration No. 033-06790

The TETON Westwood Funds (the "Trust")

TETON Westwood Intermediate Bond Fund (the "Fund")

Supplement dated June 1, 2020 to

the Class AAA, Class A, Class C, and Class I Summary Prospectus and Prospectus (the

"Prospectus") and Statement of Additional Information dated January 28, 2020

The Board of Trustees of the Fund has approved a Plan of Liquidation for the Fund, pursuant to which the Fund will be liquidated (the "Liquidation") on or about June 29, 2020 ("Liquidation Date"). This date may be changed without notice at the discretion of the Trust's officers. All capitalized terms used but not defined in this Supplement shall have the meanings ascribed to such terms in the registration statement.

Suspension of Sales. Effective the close of business on June 1, 2020, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other funds in the Fund Complex.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities, plus accumulated and undistributed earnings. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of the Fund of record at the time of the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "Redemption of Shares" in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of other funds in the Fund Complex.

U.S. Federal Income Tax Matters. For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See "Tax Information" in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Fund at 1-800- WESTWOOD (1-800-937-8966).

Please retain this Supplement for future reference.